UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 14, 2011

Champion Industries, Inc.

(Exact Name of Registrant as Specified in Its Charter)

West Virginia

(State or Other Jurisdiction of Incorporation)

0-21084                                                      55-0717455

             (Commission File No.)                      (IRS Employer Identification No.)

2450 First Avenue
P. O. Box 2968
Huntington, West Virginia                                                                                                                            25728

(Address of Principal Executive Offices)                                                                                                   (Zip Code)

(304) 528-2700

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
0	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
0	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
0	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
0	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 3 – Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On December 14, 2011, Champion Industries, Inc. (the “Company”) received a letter (the “Letter”) from the Listing Qualifications Department of The NASDAQ OMX Group (“NASDAQ”) notifying the Company that it is not in compliance with the $5,000,000 minimum Market Value of Publicly Held Shares requirement for continued inclusion on The NASDAQ Global Market set forth in NASDAQ Marketplace Rule 5450(b)(1)(C) (the “MVPHS Requirement”), based on multiplying the closing bid price of the Company’s common stock by the number of our publicly held shares (i.e. total shares outstanding, less any shares held by officers, directors and 10% beneficial owners), for the last 30 consecutive business days prior to the date of NASDAQ’s letter.  NASDAQ’s letter has no immediate effect on the listing of the Company’s common stock on The Nasdaq Global Market and its common stock will continue to trade on the NASDAQ Global Market under the symbol “CHMP”.

NASDAQ’s letter advises the Company that, in accordance with NASDAQ Marketplace Rule 5810(c)(3)(D), the Company will be provided 180 calendar days, or until June 11, 2012, to regain compliance.  The letter further advises that such compliance can be achieved if, at any time before June 11, 2012, the MVPHS of the Company’s common stock closes at $5,000,000 or more for a minimum of 10 consecutive business days.

If the Company does not regain compliance by June 11, 2012, NASDAQ will provide written notification to the Company that its common stock may be delisted from the NASDAQ Global Market.  At that time, the Company may appeal NASDAQ’s decision to a NASDAQ Hearings Panel.  Alternatively, the Company may apply to transfer the listing of its common stock to The NASDAQ Capital Market if it satisfies the requirements for inclusion on The NASDAQ Capital Market.

The Company intends to actively monitor the closing bid price for its Common Stock between now and June 11, 2012, and will consider available options to regain compliance with the MVPHS Requirement.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAMPION INDUSTRIES, INC. (Registrant)
Date: December 19, 2011
/s/ Todd R. Fry Todd R. Fry, Senior Vice President and Chief Financial Officer

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